SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ________________



Date of Report (Date of earliest event reported)          August 20, 1996


        FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
              Exact Name of Registrant as Specified in Its Charter)


        North Carolina                               333-3574                              56-1967773
     (State or Other Jurisdiction                  (Commission                            (IRS Employer
           of Incorporation)                       File Number)                          Identification No.)




One First Union Center, 301 South College Street, Charlotte, North Carolina                28202
                  (Address of Principal Executive Offices)                               (ZIP Code)



                                 (704) 383-3624
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On or about August 28, 1996, the Registrant will cause the issuance and sale of approximately $157,258,000 initial principal amount of Home Equity Loan Asset-Backed Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B and Class R (collectively, the "Certificates") pursuant to a Pooling and Servicing agreement to be dated as of August 1, 1996, among the Registrant, First Union National Bank of North Carolina, as seller and master servicer, First Union National Bank of North Carolina, Trust Department, as document custodian, and Norwest Bank Minnesota, National Association, as trustee.

         In connection with the sale of the Series 1996-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by First Union Capital Markets Corp. and Lehman Brothers Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials and collateral terms sheets (together, the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-3974, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided to the Registrant by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials (other than the collateral terms sheets) were prepared by the Underwriters, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable

         (c)      EXHIBITS



              EXHIBIT NO.                                 DESCRIPTION

                 99.1*                                 Collateral Term Sheet

                 99.2*                                 Computational Materials





_____________

         *In accordance with Rule 202 of Regulation S-T, this exhibit is being filed in paper pursuant to a continuing hardship exemption.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FIRST UNION RESIDENTIAL SECURITIZATION
                             TRANSACTIONS, INC.
                             (Registrant)


                                By: /s/ Patrick J. Tadie
                                Name:    Patrick J. Tadie
                                Title:   Vice President

Date:  August 20, 1996

                                  EXHIBIT INDEX



                                                                 SEQUENTIALLY
         EXHIBIT NO.                DESCRIPTION                  NUMBERED PAGE

            99.1*                   Collateral Term Sheet

            99.2*                   Computational Materials





__________________

         *In accordance with Rule 202 of Regulation S-T, this exhibit is being filed in paper pursuant to a continuing hardship exemption.